UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                  June 9, 2005

                                 ---------------


                               RENTRAK CORPORATION
               (Exact name of registrant as specified in charter)

                                     Oregon
                 (State or other jurisdiction of incorporation)

      0-15159                                            93-0780536
(Commission File Number)                              (IRS Employer
                                                     Identification No.)

         One Airport Center
         7700 N.E. Ambassador Place
         Portland, Oregon                                    97220
         (Address of principal executive offices)           (Zip Code)

               Registrant's telephone number, including area code:

                                 (503) 284-7581

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On June 9, 2005, Rentrak Corporation ("Rentrak") issued a press release announcing its financial results for its fourth fiscal quarter and full fiscal year ended March 31, 2005. A copy of the press release is furnished as Exhibit
99.1 to this report and incorporated by reference.

ITEM 7.01.  REGULATION FD DISCLOSURE.

On June 9, 2005, Rentrak held an earnings conference call regarding financial results for its fourth fiscal quarter and full fiscal year ended March 31, 2005. During the conference call, Paul A. Rosenbaum, Rentrak's President and Chief Executive Officer, commented on Rentrak's recently-completed evaluation of its internal control over financial reporting under Section 404 of the Sarbanes-Oxley Act of 2002. He indicated that management's assessment of internal control over financial reporting in its Annual Report on Form 10-K for the fiscal year ended March 31, 2005, to be filed with the Securities and Exchange Commission will describe a material weakness that existed at March 31, 2005. The material weakness related to an error in Rentrak's financial records that was identified in the course of Rentrak's audit process during the past few weeks. Mr. Rosenbaum stated that the source of the error has been identified and management believes the material weakness has been resolved and proper safeguards against its recurrence have been put in place. He further stated that Grant Thornton LLP, Rentrak's independent auditors, concur in Rentrak's assessment of its internal control and their opinion on Rentrak's audited financial statements does not contain any qualifications or limitations.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits:

The following exhibit is furnished with this Form 8-K:

99.1  Press Release dated June 9, 2005.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         RENTRAK CORPORATION


Dated:  June 9, 2005                      By:  /s/ Mark L. Thoenes
                                               -------------------------------
                                               Mark L. Thoenes
                                               Senior Vice President and
                                               Chief Financial Officer


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